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                                                                   EXHIBIT 10.11

                                 LEASE GUARANTY


         FOR VALUE RECEIVED, and in consideration of, CHARLES MCANSIN ASSOCIATES, a LIMITED PARTNERSHIP ("Landlord") having executed a certain Lease (the "Lease") dated December ___, 2004, between Landlord and QUAKER FABRIC CORPORATION OF FALL RIVER ("Tenant"), covering certain premises in Landlord's building known as 81 Commerce Drive, Fall River, Massachusetts, the undersigned (hereinafter referred to as "Guarantor") hereby guarantees unto Landlord (i) the full and prompt payment of the Rent and all other sums and charges payable by Tenant, and (ii) the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant [the rental, other sums and charges and other obligations, liabilities and duties described in the foregoing clauses (i) and (ii) being hereafter collectively referred to as the "Obligations"]. Guarantor hereby covenants that if and Event of Default shall have occurred with respect to Tenant's payment or performance of any of the Obligations, Guarantor shall pay the amount due to Landlord and perform all of the other Obligations with respect to which and Event of Default has occurred. Guarantor further covenants to pay to Landlord all damages, costs and expenses that may arise in consequence of any Event of Default by Tenant or that are incurred in enforcing this Guaranty, including, without limitation, reasonable attorneys' fees.

         This Guaranty is an absolute and unconditional guaranty of payment and of performance. It shall be enforceable against Guarantor without the necessity of (i) any suit instigated by Landlord against Tenant, (ii) the exhaustion of Landlord's remedies with respect to Tenant under the Lease, or (iii) the enforcement of Landlord's rights with respect to any security which has ever been given to secure the payment and performance of the Obligations. This Guaranty shall also be enforceable without the necessity of any notice of Tenant's nonpayment or nonperformance, notice of acceptance of this Guaranty or any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

         The Obligations of Guarantor shall be irrevocable and unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Lease or any security given for the Obligations or any circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor, and Guarantor waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty, and agrees that the Obligations of Guarantor shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Without limiting the generality of the foregoing, Guarantor agrees that the occurrence of the following events, whether they occur with or without notice or consent by Guarantor, will in no way release or impair any liability or obligation of Guarantor hereunder: (i) Landlord, in Landlord's discretion, waives compliance by Tenant with any of Tenant's Obligations or covenants under the Lease or waives any Event of Default thereunder, or grants any indulgence with respect to the Lease; (ii) Landlord modifies, amends or changes any provision of the Lease; (iii) Landlord grants extensions or renewals of the Lease or the Obligations; (iv) Landlord transfers Landlord's interest in the premises covered by the Lease, provided that Landlord has complied with


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the terms of Section 2.02 of the Lease; (v) Landlord transfers Landlord's rights under this guaranty; (vi) Landlord consents to the assignment by Tenant of Tenant's rights under the Lease; (vii) Landlord deals in any respect with Tenant and the Obligations as if this Guaranty were not in effect; (viii) Tenant is released or discharged in any creditor's proceedings, receivership, bankruptcy or other proceeding; (ix) the liability of Tenant or Landlord's claim against the estate of Tenant in bankruptcy is impaired, limited or modified or any remedy for the enforcement of Tenant's said liability under the Lease, resulting from the operation of any present or future provision of the federal Bankruptcy Reform Act of 1978, as amended, or other statute or from the decision in any court, is impaired, limited or modified; or (x) the Lease is rejected or disaffirmed in any such proceedings, or the Lease is assumed or assumed and assigned in any such bankruptcy proceedings. If, as a result of such proceedings, Landlord is forced to refund any payment made by Tenant to Landlord because it is found to be a preference or for any other reason, Guarantor hereby covenants to pay such amount to Landlord upon demand.

         All of Landlord's rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative, and no such right and remedy therein mentioned is intended to be in exclusion of or a waiver of any of the others. Specifically, the Obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of security given for performance and observance of covenants and conditions required to be performed and observed by Tenant under the Lease.

         Until the Obligations have been paid in full, Guarantor shall not have any right of subrogation unless such right is expressly granted in writing by Landlord. Any indebtedness of Tenant held by Guarantor is hereby subordinated to this Guaranty; and such indebtedness of Tenant to Guarantor, if Landlord so requests, shall be collected, enforced and received by Guarantor as trustee for Landlord and shall be paid over to Landlord in order to satisfy the Obligations guaranteed hereunder.


         Landlord, in Landlord's sole discretion, may apply all payments received by Landlord from Tenant, Guarantor or any other guarantor under any other instrument, or realized by Landlord from any security in such manner and order or priority as Landlord sees fit, to any of the Obligations of Tenant due at the time of such application.

         This Guaranty and all the Obligations thereunder shall be binding on the undersigned and its successors and assigns. The word "person", as used herein, includes natural persons and entities of all kinds. Suit may be brought and maintained against Guarantor without the joinder of Tenant or any other person.

         This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

         As used herein, the term "Tenant" shall include any successor or assignee of Tenant; the term "Landlord" shall include any successor or assignee of Landlord; and the term "Lease" shall include any amendment, extension in accordance with the Lease or renewal of the Lease.


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         THIS LEASE GUARANTY shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts. The undersigned submits to the jurisdiction of the courts of the Commonwealth of Massachusetts for all matters in connection herewith.

         EXECUTED as of December ___, 2004.


                                         GUARANTOR:

                                         QUAKER FABRIC CORPORATION


                                         By: _______/s/_________________________




COMMONWEATLH OF MASSACHUSETTS       )
                                                              ) ss.
COUNTY OF BRISTOL                           )


         On this ______ day of ________________, 2004 before me personally appeared ____________________ who, being by me duly sworn, did say that (s)he is ______________________________ of Quaker Fabric Corporation a ___________
corporation and that (s)he is duly authorized to execute the foregoing on behalf of said corporation by authority of its Board of Directors and its stockholders, and said ________________ acknowledged said instrument to be the free act and deed of said corporation.


                                         __________/s/________________
                                         Notary Public
                                         My Commission expires: